UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 2, 2025
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01 Completion of Disposition of Assets.

On January 2, 2025, Delek Logistics Partners, LP (the “Partnership”) completed the acquisition (the “Gravity Acquisition”) of 100% of the limited liability company interests in Gravity Water Intermediate Holdings LLC (“Gravity”). Delek US Holdings, Inc. (the “Company”) owns the general partner and approximately 63.6% of the outstanding limited partner units of the Partnership.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2025 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of Gravity and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Gravity as of December 31, 2023 and for the year ended December 31, 2023 and the related notes thereto, together with the report of PricewaterhouseCoopers LLP, independent auditors, concerning those financial statements and related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The historical unaudited consolidated financial statements of Gravity as of September 30, 2024 and for the nine months ended September 30, 2024, and the related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company and Gravity as of September 30, 2024, the unaudited pro forma condensed combined statements of income of the Company and Gravity for the year ended December 31, 2023 and for the nine months ended September 30, 2024 and the related notes thereto, giving effect to the Gravity Acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)    Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of Gravity as of December 31, 2023 and for the year ended December 31, 2023.
99.2	Unaudited consolidated financial statements of Gravity as of September 30, 2024 and for the nine months ended September 30, 2024.
99.3
Unaudited pro forma condensed combined financial information of the Company and Gravity as of September 30, 2024 and for the year ended December 31, 2023 and for the nine months ended September 30, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2025	DELEK US HOLDINGS, INC.

/s/ Mark Hobbs
Name: Mark Hobbs
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)